Guarantees, Commitments,And Contingencies	12 Months Ended
Dec. 31, 2022
Text Block 1 [Abstract]
GUARANTEES, COMMITMENTS, AND CONTINGENCIES
NOTE 32. GUARANTEES, COMMITMENTS, AND CONTINGENCIES
At December 31, 2022, the Company had outstanding letters of credit of $175.1 million (December 31, 2021 - $42.1 million).
The Company has purchase obligations over the next three years as follows:

2023	$775,339

2024	19,306

2025	1,005
Legal Proceedings
Upon closing of the Transaction, Enerflex assumed a legal dispute from Exterran. On January 31, 2022 the Local Labor Board of the State of Tabasco in Mexico (the “Labor Board”) awarded a former employee MXN$
2
,
151.7
 million (CAD$
149.2 million) in connection with a dispute relating to the employee’s severance pay following termination of their employment. On February 24, 2022 this decision was served on Exterran. In March 2015, this employee was terminated and was paid the undisputed portion of their severance pay, as determined by a local labor board. From March 2015 to the present, the former employee has challenged various aspects of the severance payment through court proceedings. The Company has prevailed in these earlier processes and certain facts of the dispute were established by court rulings, including the fact that the employee’s salary was approximately MXN$3,500 per day (US$170 per day at the prevailing exchange rate).
We believe the order of the Labor Board is in error and has no credible basis in law or fact. For instance, in 2017, the Labor Board ruled that the former employee was entitled to approximately MXN$1.4 million (approximately US$70,000 at the prevailing exchange rate) as severance based on an appellate court’s determination based on Company records that the employee’s salary was approximately MXN$3,500 per day. However, the Labor Board’s February 2022 order increased the amount the employee is owed to approximately US$120 million, an increase of over 170,000 percent, ignoring the actual salary that had been established and using approximately US$21,000 per day, an increase of over 12,000 percent and an amount the former employee never actually received while working for Exterran’s subsidiary. Effectively, the Labor Board awarded the employee approximately 1,900 years of severance based on the correct wage rate.
Exterran appealed the decision, and the appeal is pending before the First Collegiate Court of the Tenth Circuit in Labor Matters, in Villahermosa, Tabasco. Among other errors that are the subject of the appeal is the Labor Board’s (a) violation of principles of res judicata
by disregarding prior court decisions establishing that the former employee’s salary was roughly MXN$3,500 per day (US$170 per day at the prevailing exchange rate), (b) ignoring the applicable one-year
statute of limitations in these types of matters, and (c) award of salary differences that were never part of the former employee’s original or subsequent claims.
The Company is pursuing all available avenues to preserve its rights, including potentially asserting claims against the Mexican government should the First Collegiate Court of the Tenth Circuit in Labor Matters fail to reverse the Labor Board’s order.

The Company is involved in litigation and claims associated with normal operations against which certain provisions may be made in the Financial Statements. Management is of the opinion that any resulting settlement arising from the litigation would not materially affect the consolidated financial position, results of operations, or liquidity of the Company.